EXHIBIT 10.18


                              DAKOTAH, INCORPORATED
                          NONSTATUTORY OPTION AGREEMENT
                        UNDER THE 1995 STOCK OPTION PLAN

Between:

DAKOTAH, INCORPORATED (the "Company") and WILLIAM RETTERATH (the "Optionee"), dated April 8, 1997.


         The Company hereby grants to the Optionee an option (the "Option") under the Dakotah, Incorporated 1995 Stock Option Plan (the "Plan") to purchase One Hundred Thousand (100,000) Shares (the "Shares") of the Company's common stock under the terms and conditions set forth below. The terms and conditions applicable to the Option are as follows:

         1. Nonstatutory Option. The Option shall be a nonstatutory Option and is not intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

         2. Purchase Price - The purchase price of the stock shall be $2.6875 per share ("Option Price") which is the Fair Market Value of the Stock on the date of this Agreement.

         3. Period of Exercise - The Option shall expire on the seventh anniversary date of its grant (the "Expiration Date") unless otherwise terminated as provided herein.

                  Except as otherwise provided herein, the Option will vest as follows:

                  (a) On and after the effective date of this Agreement, the Option may be exercised for not in excess of twenty percent (20%) of the shares originally subject to the Option;

                  (b) On or after January 1, 1998, the Option may be exercised for not in excess of forty percent (40%) of the shares originally subject to the Option;

                  (c) On or after January 1, 1999, the Option may be exercised for not in excess of sixty percent (60%) of the shares originally subject to the Option;

                  (d) On or after January 1, 2000, the Option may be exercised for not in excess of eighty percent (80%) of the shares originally subject to the Option;

                  (e) On and after January 1, 2001, the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the seventh anniversary of the date hereof.

         Notwithstanding the foregoing, the Option may be exercised in whole or in part in the event that the Optionee is disabled or dies, or if the Optionee's employment is terminated by the Company for any reason other than cause (as that term is defined below).

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         4. Transferability - This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

         5. Termination of Employment - Except as may be agreed between the Committee and the Optionee, in the event that Optionee's employment is terminated, the Option may be exercised within its terms in whole or in part by the Optionee within three months after the date of termination; except that:

                  a. If the Optionee's employment is terminated because the Optionee is disabled within the meaning of Code ss.422, the Optionee has one year rather than three months to exercise the Option.

                  b. If the Optionee dies, the Option may be exercised by his or her legal representative or by a person who acquired the right to exercise the Option by bequest or inheritance or by reason of the death of the Optionee, but the Option must be exercised within one year after the date of the Optionee's death.

                  c. If the Optionee's employment is terminated for cause, the Option terminates immediately, and the Optionee has no right to exercise the Option. For purposes of this Agreement, the term "cause" means (i) criminal activity or dishonesty of Optionee which is proven or admitted, (ii) acts of disloyalty to the Company during Optionee's employment with the Company, including without limitation, repeated public or private disparagement of the Company, its products or condition, the disclosure of any of the Company's trade secrets to competitors, or the employment by Optionee by a business entity directly competitive with the Company, or (iii) the failure of Optionee to use his best efforts to perform the functions of his employment in a professional manner consistent with executives in other businesses performing similar functions; provided, however, that a bona fide disability shall not result in a failure to "use best efforts."

                  d. Notwithstanding the foregoing, in no event (including disability or death of the Optionee) may the Option be exercised after the Expiration Date.

         6. No Guarantee of Service - This Agreement shall in no way restrict the right of the Company or the Company's Board of Directors to terminate Optionee at any time.

         7. Method of Exercise; Use of Company Stock - The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Optionee as soon as practicable after receipt of the notice.

                  When exercising this Option, Optionee may make payment either in money or by tendering shares of the Company Stock owned by the Optionee, or by a combination of the two; provided, however, that (a) shares of the Company Stock may be utilized only if, at the time of exercise, the Stock of the Company is publicly traded, either on a stock exchange or nationally or locally over the counter, and (b) the right to pay in the form of the Company Stock can be utilized only twice in any calendar year. Where shares of Stock of the Company are employed to pay all or part of the exercise price, the shares of said Stock shall be valued at their Fair Market Value at the time of payment.

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         8. Withholding; Taxable Income - In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by an Optionee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Optionee, or may require Optionee to remit to the Company an amount equal to such appropriate amounts.

         9. Merger, Consolidation or Acceleration Event - The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Article XIII of the Plan.

         10. Incorporation of Plan - This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                             DAKOTAH, INCORPORATED


                                             By
                                                --------------------------------
                                                Troy Jones, Jr.
                                                Chief Executive Officer

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                              DAKOTAH, INCORPORATED

                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED

                        UNDER THE 1995 STOCK OPTION PLAN

To:      Stock Option Committee
         DAKOTAH, INCORPORATED



         I hereby exercise my Option dated to purchase shares of $.01 par value common stock of the Company at the Option exercise price of $2.6875 per share. Enclosed is a certified or cashier's check in the total amount of $ , or payment in such other form as the Company has specified.

         I request that my shares be issued to me as follows:


  (Print your name in the form in which you wish to have the shares registered)


                            (Social Security Number)


                               (Street and Number)


                      (City)            (State)     (Zip Code)

Dated: ________________, 19___.


                         Signature: